Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and between

MARLIN MIDSTREAM PARTNERS, LP

AND

NUDEVCO MIDSTREAM DEVELOPMENT, LLC

TABLE OF CONTENTS

	ARTICLE I DEFINITIONS

1.1	Definitions	1
1.2	Interpretations	1

	ARTICLE II REGISTRATION RIGHTS

2.1	Registration	2
2.2	Piggyback Rights	2
2.3	Priority	3
2.4	Delay Rights	3
2.5	Underwritten Offerings	4
2.6	Sale Procedures	4
2.7	Suspension	6
2.8	Cooperation by Holders	6
2.9	Restrictions on Public Sale by Holder of Registrable Securities	6
2.10	Expenses	6
2.11	Indemnification	6
2.12	Rule 144 Reporting	9
2.13	Termination of Registration Rights under the Partnership Agreement	9

	ARTICLE III OTHER PROVISIONS

3.1	Governing Law	9
3.2	Consent to Jurisdiction	9
3.3	Amendment and Modification	10
3.4	Waiver of Compliance; Consents	10
3.5	Notices	10
3.6	Assignment of Rights	11
3.7	Recapitalization, Exchanges, Etc. Affecting the Units	11
3.8	Aggregation of Registrable Securities	11
3.9	Specific Performance	11
3.10	Severability	11
3.11	Entire Agreement	12
3.12	Representation by Counsel	12
3.13	Facsimiles; Counterparts	12

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of February 27, 2015 (the “Execution Date”), by and between Marlin Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and NuDevco Midstream Development, LLC (“NMD”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party” and are sometimes collectively referred to in this Agreement as the “Parties.”

WHEREAS, this Agreement is made in connection with the entry into, and as a condition to the consummation of, that certain Transaction Agreement, dated January 14, 2015, by and among Azure Midstream Energy LLC, a Delaware limited liability company (“Azure”), the Partnership, Marlin Midstream GP, LLC, a Delaware limited liability company (“Marlin GP”) and the general partner of the Partnership, Marlin IDR Holdings, LLC, a Delaware limited liability company (“IDRH”), and NMD (the “Transaction Agreement”); and

WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of NMD pursuant to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. Capitalized terms used in this Agreement but not defined in the body of this Agreement shall have the meanings ascribed to them in Exhibit A. Capitalized terms defined in the body of this Agreement are listed in Exhibit A with reference to the location of the definitions of such terms in the body of this Agreement.

1.2 Interpretations. In this Agreement, unless a clear contrary intention appears: (a) the singular includes the plural and vice versa; (b) reference to a Person includes such Person’s successors and assigns but, in the case of a Party, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) reference to any gender includes each other gender; (d) references to any Exhibit, Schedule, Section, Article, Annex, subsection and other subdivision refer to the corresponding Exhibits, Schedules, Sections, Articles, Annexes, subsections and other subdivisions of this Agreement unless expressly provided otherwise; (e) references in any Section or Article or definition to any clause means such clause of such Section, Article or definition; (f) “hereunder,” “hereof,” “hereto” and words of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement; (g) the word “or” is not exclusive, and the word “including” (in its various forms) means “including without limitation”; (h) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP; (i) references to “days” are to calendar days; and (j) all references to money refer to the lawful currency of the United States. The Table of Contents and the Article and Section titles and headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

ARTICLE II

REGISTRATION RIGHTS

2.1 Registration. Upon receipt of a Notice from NMD, the Partnership shall prepare and file as promptly as reasonably practicable a registration statement under the Securities Act providing for the resale of the Registrable Securities (the “Registration Statement”), which may be a Registration Statement that provides for the resale of the Registrable Securities then outstanding from time to time as permitted by Rule 415 of the Securities Act. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement to become effective on or as soon as reasonably practicable after filing. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.1 to be effective, supplemented and amended to the extent necessary to ensure that it is available at all times for the resale of all Registrable Securities by the Holders until the earlier of (i) the date on which all Registrable Securities covered by the Registration Statement have been sold by the Holder or (ii) six months following such Registration Statement’s effective date (the “Effectiveness Period”).

2.2 Piggyback Rights. If the Partnership shall propose to file a Registration Statement (other than pursuant to a demand made pursuant to Section 2.1, a registration effected solely to implement an employee benefit plan or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public) for a primary Underwritten Offering, then as soon as practicable following the engagement of counsel by the Partnership to prepare the documents to be used in connection with such offering, the Partnership shall give notice (including, notification by electronic mail) of such proposed Underwritten Offering to each Holder (together with its Affiliates) and such notice shall offer such Holder the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that the number of Included Registrable Securities shall at least equal $30.0 million of Registrable Securities; provided, further, that the Partnership shall not be required to include the Registrable Securities of the Holders in any registration statement prior to the expiration of the lock-up restrictions set forth in Article IV of the Unitholder Agreement; and provided, further, that if the Partnership has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Units in the Underwritten Offering, then (a) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, the Partnership shall not be required to offer such opportunity to the Holders or (b) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.3. Any notice required to be provided in this Section 2.2 to Holders shall be provided on a Business Day pursuant to Section 3.5 hereof and receipt of such notice shall be confirmed by the Holders. Each such Holder shall then have two Business Days (or one Business Day in connection with any overnight or bought Underwritten Offering) after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (i) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (ii) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal at or prior to the time of pricing of such Underwritten Offering.

2.3 Priority. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering advises the Partnership that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Units offered or the market for the Units, then the Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Partnership can be sold without having such adverse effect, with such number to be allocated (i) first, to the Partnership and (ii) second, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other holder of securities of the Partnership having rights of registration that are neither expressly senior nor subordinated to the Registrable Securities (the “Parity Securities”). The pro rata allocations for each Selling Holder who has requested participation in such Underwritten Offering shall be the product of (i) the aggregate number of Registrable Securities proposed to be sold in such Underwritten Offering multiplied by (ii) the fraction derived by dividing (x) the number of Registrable Securities owned on the Execution Date by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the Execution Date by the Selling Holders plus the aggregate number of Parity Securities owned on the Execution Date by all holders of Parity Securities that are participating in the Underwritten Offering.

2.4 Delay Rights. Notwithstanding anything to the contrary contained herein, if Marlin GP determines that the Partnership’s compliance with its obligations in this Article II would be detrimental to the Partnership because such registration would (a) materially interfere with a significant acquisition, reorganization or other similar transaction involving the Partnership, (b) require premature disclosure of material information that the Partnership has a bona fide purpose for preserving as confidential, (c) render the Partnership unable to comply with requirements under applicable securities Laws, or (d) have a material adverse effect on the Partnership, then the Partnership may postpone compliance with such obligations for a period of not more than six months, provided, however, that such right may not be exercised more than twice in any 24-month period.

2.5 Underwritten Offerings.

(a) Request for a Secondary Offering. If NMD elects to dispose of a number of Registrable Securities that NMD reasonably anticipates will result in gross proceeds of at least $30 million in the aggregate, the Partnership shall, upon Notice by NMD, retain underwriters that are reasonably acceptable to NMD in order to permit for NMD to effect such sale through an Underwritten Offering (a “Secondary Offering”).

(b) Limitation on Offerings. NMD may exercise its right to demand a Secondary Offering of its Registrable Securities no more than two times in any twelve-month period and no more than six times pursuant to this Agreement.

(c) General Procedures. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Partnership shall enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities and that are reasonably acceptable to the Partnership. No Holder may participate in such Underwritten Offering unless such Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Selling Holder disapproves of the terms or conditions of an underwriting agreement, such Selling Holder may elect to withdraw therefrom by notice to the Partnership and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Partnership’s obligation to pay Registration Expenses. The Partnership’s management may but shall not be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.

2.6 Sale Procedures. In connection with its obligations under this Article II, the Partnership will:

(a) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement, provided, however, that the Partnership will not have any obligation to provide any document pursuant to clause (ii) immediately above that is available on the Commission’s website;

(b) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(c) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) immediately above and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;

(d) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to, as promptly as practicable, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(e) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities, including the provision of comfort letters and legal opinions as are customary in such securities offerings; and

2.7 Suspension. Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in Section 2.6(d), shall forthwith discontinue disposition of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by such subsection or until it is advised in writing by the Partnership that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus.

2.8 Cooperation by Holders. The Partnership shall have no obligation to include Registrable Securities of a Holder in the Registration Statement or in an Underwritten Offering pursuant to Section 2.2 who has failed to timely furnish such information regarding such Holder and its ownership of the Registrable Securities being offered and its intended method of distribution that the Partnership determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act or to verify the rights of the Holder hereunder.

2.9 Restrictions on Public Sale by Holders of Registrable Securities. So long as NMD continues to hold Registrable Securities, each Holder agrees that in connection with any public offering of by the Partnership and upon the request of the Managing Underwriting, such Holder shall not, without the prior written consent of such Managing Underwriter, during the period commencing on the effective date of such registration and ending on the date specified by such Managing Underwriter (such period not to exceed 90 days): (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any Registrable Securities; (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Units or such other securities, in cash or otherwise. The foregoing provisions of this Section 2.9 shall not apply to sales of Registrable Securities to be included in such offering pursuant to Section 2.1 and Section 2.2 and the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers, directors or any other Affiliate of the Partnership on whom a restriction is imposed.

2.10 Expenses. Except as set forth in an underwriting agreement for the applicable Underwritten Offering or as otherwise agreed between the Selling Holders and the Partnership, the Partnership shall pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay all Selling Expenses that are allocable to such Selling Holder’s pro rata share of Registrable Securities offered hereunder. In addition, except as otherwise provided in Section 2.11 hereof, the Partnership shall not be responsible for legal fees and expenses of counsel and advisors to the Selling Holders or incurred by the Holders in connection with the exercise of such Holders’ rights hereunder.

2.11 Indemnification.

(a) By the Partnership. In addition to, and not in limitation of, the Partnership’s obligations under Section 7.7 of the Partnership Agreement, in the event of the filing of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any and all losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses), judgments, fines, penalties, interest settlements or other amounts (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon or result from any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Registration Statement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of are based upon or result from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable to any Selling Holder Indemnified Person in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by such Selling Holder Indemnified Person in writing to the Partnership specifically for use in a Registration Statement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, Marlin GP, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Registration Statement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.11. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.11 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 2.11 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.11 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

2.12 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

2.13 Termination of Registration Rights under the Partnership Agreement. Notwithstanding anything set forth in this Agreement to the contrary, any and all registration rights of NMD or its Affiliates or their respective transferees with respect to the subject matter of this Agreement as provided for in the Partnership Agreement, or any predecessor agreement, are hereby terminated and no longer any force or effect.

ARTICLE III

OTHER PROVISIONS

3.1 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

3.2 Consent to Jurisdiction. The Parties irrevocably submit to the exclusive jurisdiction of (a) the Delaware Court of Chancery, and (b) any state appellate court therefrom within the State of Delaware (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), for the purposes of any Proceeding arising out of this Agreement or the transactions contemplated hereby (and each agrees that no such Proceeding relating to this Agreement or the transactions contemplated hereby shall be brought by it except in such courts). The Parties irrevocably and unconditionally waive (and agree not to plead or claim) any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Delaware Court of Chancery, or (ii) any state appellate court therefrom within the State of Delaware (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) or that any such Proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties also agrees that any final and non-appealable judgment against a Party in connection with any Proceeding shall be conclusive and binding on such Party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

3.3 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of nay Holder hereunder without the consent of such Holder.

3.4 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the Parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by the Party or Parties entitled to the benefits thereof only by a written instrument signed by the Party or Parties granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

3.5 Notices. Any notice, demand or communication required or permitted under this Agreement shall be in writing and delivered personally, by reputable overnight delivery service or other courier or by certified mail, postage prepaid, return receipt requested, and shall be deemed to have been duly given (a) as of the date of delivery if delivered personally or by overnight delivery service or other courier or (b) on the date receipt is acknowledged if delivered by certified mail, addressed as follows; provided that a notice of a change of address shall be effective only upon receipt thereof:

(a)	If to the Partnership:

Marlin Midstream Partners, LP

c/o Marlin Midstream GP, LLC, its General Partner

12377 Merit Drive, Suite 300

Dallas, TX 75251

Attention: Chief Executive Officer

With a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, TX 77002

Attention: Doug McWilliams

Attention: W. Matthew Strock

(b)	If to NMD:

NuDevco Midstream Development, LLC

2105 CityWest Blvd., Suite 100

Houston, TX 77042

Attention: Chief Executive Officer

With a copy to:

NuDevco Midstream Development, LLC

2105 CityWest Blvd., Suite 100

Houston, TX 77042

Attention: Executive Vice President & General Counsel

3.6 Assignment of Rights. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. No Party may assign or transfer this Agreement or any of its rights, interests or obligations under this Agreement without the prior written consent of the other Party; provided, that each Party may transfer its rights and obligations hereunder in whole or in part to any Affiliate of such Party without the consent of the other Party.

3.7 Recapitalization, Exchanges, Etc. Affecting the Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all Units that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.

3.8 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

3.9 Specific Performance. Damages in the event of breach of this Agreement by a Party may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the Parties hereby waives, to the fullest extent permitted by applicable law, any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

3.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such provision or portion of any provision shall be severable and the invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

3.11 Entire Agreement. This Agreement and the other Transaction Documents (as defined in the Transaction Agreement) constitute the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, among the Parties or between any of them with respect to such subject matter.

3.12 Representation by Counsel. Each Party agrees that it has been represented by independent counsel of its choice during the negotiation and execution of this Agreement and the documents referred to herein, and that it has executed the same upon the advice of such independent counsel. Each Party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the Parties and may not be construed against any Party by reason of its preparation. Therefore, the Parties waive the application of any Law providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

3.13 Facsimiles; Counterparts. This Agreement may be executed by facsimile signatures by any Party and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required. This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties execute this Agreement, effective as of the date first above written.

MARLIN MIDSTREAM PARTNERS, LP

By:	MARLIN MIDSTREAM GP, LLC, its general partner

By:	/s/ W. Keith Maxwell, III
Name:	W. Keith Maxwell, III
Title:	Chief Executive Officer

NUDEVCO MIDSTREAM DEVELOPMENT, LLC

By:	/s/ W. Keith Maxwell, III
Name:	W. Keith Maxwell, III
Title:	Chief Executive Officer

Signature Page to Registration Rights Agreement

Exhibit A

Defined Terms

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that for purposes of this Agreement, Marlin GP shall not be deemed an affiliate of NMD.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Azure” has the meaning specified therefor in the recitals of this Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Units” has the meaning specified in the Partnership Agreement.

“Effectiveness Period” has the meaning specified therefor in Section 2.1 of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.

“Execution Date” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Governmental Authority” means any executive, legislative, judicial, regulatory or administrative agency, body, commission, department, board, court, tribunal, arbitrating body or authority of the United States or any foreign country, or any state, local or other governmental subdivision thereof.

“Holder” means the record holder of any Registrable Securities.

“IDRH” has the meaning specified therefor in the recitals.

“Included Registrable Securities” has the meaning specified therefor in Section 2.2 of this Agreement.

“Law” means any law, statute, code, ordinance, order, rule, rule of common law, regulation, judgment, decree, injunction, franchise, permit, certificate, license or authorization of any Governmental Authority.

“Losses” has the meaning specified therefor in Section 2.11(a) of this Agreement.

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“Marlin GP” has the meaning specified therefor in the recitals.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.

“NMD” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Notice” means a written request from the Holder pursuant to Section 2.1 which shall (a) specify the Registrable Securities intended to be registered, offering and sold by the Holder; (b) describe the nature or method of the proposed offer and sale of Registrable Securities; and (c) contain the undertaking of the Holder to provide all such information and materials and take all action as may be required or appropriate in order to permit the Partnership to comply with all applicable requirements and obligations in connection with the registration and disposition of such Registrable Securities pursuant to Section 2.1.

“Parity Securities” has the meaning specified therefor in Section 2.3 of this Agreement.

“Partnership” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Partnership Agreement” means that certain Second Amended and Restated Agreement of Limited Partnership of Marlin Midstream Partners, LP, dated as of the Execution Date.

“Party” or “Parties” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Proceeding” means any action, suit, arbitration proceeding, administrative or regulatory investigation, review, audit, proceeding, citation, summons or subpoena of any nature (civil, criminal, regulatory or otherwise) in law or in equity.

“Registrable Securities” means (a) the Common Units owned by NMD as of the Execution Date and (b) the Common Units issuable on conversion of the Subordinated Units owned by NMD as of the Execution Date, provided, however, any Registrable Security will cease to be a Registrable Security (i) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (ii) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (iii) when such Registrable Security is held by the Partnership or one of its Subsidiaries; (iv) when such Registrable Security has been otherwise sold, transferred or disposed of and may be resold without subsequent registration under the Securities Act; (v) when all such Registrable Securities become eligible for resale

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without restriction (including without limitation restrictions on volume) and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (vi) when all such Registrable Securities cease to be outstanding; or (vii) on the 10-year anniversary date of the Execution Date.

“Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.1 or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Partnership, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.

“Registration Statement” has the meaning specified therefor in Section 2.1 of this Agreement.

“Secondary Offering” has the meaning specified therefor in Section 2.5(a) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.

“Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.11(a) of this Agreement.

“Subordinated Units” has the meaning set forth in the Partnership Agreement.

“Transaction Agreement” has the meaning specified therefor in the recitals.

“Underwritten Offering” means (a) an offering (including an offering pursuant to a Registration Statement) in which Units are sold to an underwriter on a firm commitment basis for reoffering to the public and (b) or an offering that is a “bought deal” with one or more investment banks.

“Unitholder Agreement” means that certain Unitholder Agreement, dated as of the Execution Date, by and among Azure, Marlin GP, Marlin, IDRH and NMD.

“Units” means the Common Units and Subordinated Units.

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